Exhibit 95

Mine Safety and Health Administration Data

Our subsidiaries' mining operations have consistently been recognized with numerous local, state and national awards over the years for outstanding safety performance.

Our Running Right safety process involves all employees in accident prevention and continuous improvement. Safety leadership and training programs are based upon the concepts of situational awareness and observation, changing behaviors and, most importantly, employee involvement. The core elements of our behavior-based safety training include identification of critical behaviors, frequency of those behaviors, employee feedback and removal of barriers for continuous improvement.

The Running Right program empowers all employees to champion the safety process. Every person is challenged to identify hazards and initiate corrective actions. Reporting is anonymous, allowing hazards to be dealt with in a timely manner.

All levels of the organization are expected to be proactive and commit to perpetual improvement, implementing new safety processes that promote a safe and healthy work environment.

Our subsidiaries operate multiple mining complexes in six states and are regulated by both the U.S. Mine Safety and Health Administration (“MSHA”) and state regulatory agencies. As described in more detail in the “Environmental and Other Regulatory Matters” section of our Annual Report on Form 10-K for the year ended December 31, 2014, the Federal Mine Safety and Health Act of 1977, as amended (the “Mine Act”), among other federal and state laws and regulations, imposes stringent safety and health standards on all aspects of mining operations. Regulatory inspections are mandated by these agencies with thousands of inspection shifts at our properties each year. Citations and compliance metrics at each of our mines and coal preparation facilities vary due to the size and type of the operation. We endeavor to conduct our mining and other operations in compliance with all applicable federal, state and local laws and regulations. However, violations occur from time to time. None of the violations identified or the monetary penalties assessed upon us set forth in the tables below have been material.

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we include the following table that sets forth the total number of specific citations and orders and the total dollar value of the proposed civil penalty assessments that were issued by MSHA during the current reporting period for each of our subsidiaries that is a coal mine operator, by individual mine. None of the mines operated by our subsidiaries received written notice from MSHA during the current reporting period of a pattern of violations under Section 104(e) of the Mine Act.

MSHA Mine ID	Operator	Significant and Substantial Citations Issued (Section 104 of the Mine Act) *Excludes 104(d) citations/ orders	Failure to Abate Orders (Section 104(b) of the Mine Act)	Unwarrantable Failure Citations/ Orders Issued (Section 104(d) of the Mine Act)	Flagrant Violations (Section 110(b)(2) of the Mine Act)	Imminent Danger Orders Issued (Section 107(a) of the Mine Act)	Dollar Value of Proposed Civil Penalty Assessments (in Thousands) (1) (3)		Mining Related Fatalities
4606870	Alex Energy Inc	—	—	—	—	—		$—	—
4608787	Alex Energy Inc	2	—	—	—	—		$8.85	—
4608977	Alex Energy Inc	—	—	—	—	—		$0.39	—
4607537	Alex Energy Inc.	—	—	—	—	—		$—	—
4608961	Alex Energy Inc.	—	—	—	—	—		$0.20	—
4800732	Alpha Coal West, Inc.	—	—	—	—	—		$4.52	—
4801078	Alpha Coal West, Inc.	—	—	—	—	—		$10.03	—
4607897	Aracoma Coal Company	—	—	—	—	—		$—	—
4608019	Aracoma Coal Company	—	—	—	—	—		$—	—
4609299	Aracoma Coal Company	—	—	—	—	—		$—	—
4609361	Aracoma Coal Company	—	—	—	—	—		$3.44	—
4608224	Aracoma Coal Company Inc	—	—	—	—	—		$—	—
4608801	Aracoma Coal Company Inc	15	—	—	—	—		$49.83	—
4608802	Aracoma Coal Company Inc	1	—	—	—	—		$16.16	—
4605086	Bandmill Coal Corp	—	—	—	—	—		$—	—
4608263	Bandmill Coal Corp	—	—	—	—	—		$—	—
4605992	Black Castle Mining Company, Inc.	—	—	—	—	—		$—	—
4607938	Black Castle Mining Company, Inc.	—	—	—	—	—		$1.91	—
4606045	Brooks Run Mining Company LLC	—	—	—	—	—		$—	—
4606213	Brooks Run Mining Company LLC	1	—	—	—	—	$
4608885	Brooks Run Mining Company LLC	—	—	—	—	—		$2.74	—
4609036	Brooks Run Mining Company LLC	—	—	—	—	—		$—	—
4609133	Brooks Run Mining Company LLC	—	—	—	—	—		$—	—
4609353	Brooks Run Mining Company LLC	2	—	—	—	—		$6.33	—
4609351	Brooks Run Mining Company LLC	—	—	—	—	—		$—	—
4609371	Brooks Run Mining Company, LLC	—	—	—	—	—		$—	—

4606263	Brooks Run South Mining, LLC	2	—	—	—	—	$6.73	—
4607985	Brooks Run South Mining, LLC	—	—	—	—	—	$—	—
4608730	Brooks Run South Mining, LLC	—	—	—	—	—	$—	—
4609066	Brooks Run South Mining, LLC	—	—	—	—	—	$0.38	—
4609301	Brooks Run South Mining, LLC	—	—	—	—	—	$3.21	—
4609348	Brooks Run South Mining, LLC	6	—	—	—	—	$6.09	—
4609387	Brooks Run South Mining, LLC	3	—	—	—	—	$5.96	—
4608829	Brooks Run South Mining,LLC	13	—	—	—	—	$5.52	—
1510753	Clean Energy Mining Co.	—	—	—	—	—	$—	—
1517935	Clean Energy Mining Co.	—	—	—	—	—	$—	—
1519360	Coalgood Energy Co	—	—	—	—	—	$—	—
4607484	Cobra Natural Resources LLC	—	—	—	—	—	$—	—
3605018	Cumberland Coal Resources LP	35	—	1	—	—	$25.73	—
4605649	Delbarton Mining Company	3	—	—	—	—	$—	—
4406864	Dickenson-Russell Coal Co LLC	—	—	—	—	—	$—	—
4407146	Dickenson-Russell Coal Co LLC	—	—	—	—	—	$—	—
4405311	Dickenson-Russell Coal Co., LLC	3	—	—	—	—	$0.39	—
4400271	Dickenson-Russell Coal Company LLC	—	—	—	—	—	$—	—
4402277	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	$0.65	—
4406444	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	$—	—
4609163	Elk Run Coal Company	18	—	—	—	—	$165.94	—
4609293	Elk Run Coal Company	10	—	—	—	—	$27.09	—
4606188	Elk Run Coal Company Inc	1	—	—	—	—	$2.74	—
4607009	Elk Run Coal Company Inc	—	—	—	—	—	$8.45	—
4608108	Elk Run Coal Company Inc	—	—	—	—	—	$—	—
4608384	Elk Run Coal Company Inc	7	—	—	—	—	$70.48	—
4608402	Elk Run Coal Company Inc	—	—	—	—	—	$—	—
4608553	Elk Run Coal Company Inc	—	—	—	—	—	$—	—
3605466	Emerald Coal Resources LP	20	—	—	2	—	$511.31	—
1511121	Enterprise Mining Company LLC	—	—	—	—	—	$0.38	—
1518507	Enterprise Mining Company LLC	—	—	—	—	—	$—	—
1519116	Enterprise Mining Company LLC	3	—	—	—	—	$8.83	—
3609741	Freeport Mining, LLC	—	—	—	—	—	$—	—
4605317	Goals Coal Company	2	—	—	—	—	$0.61	—
4603202	Green Valley Coal Company	—	—	—	—	—	$—	—

4607950	Greyeagle Coal Company	—	—	—	—	—	$—	—
4604669	Highland Mining Company	—	—	—	—	—	$—	—
4606558	Highland Mining Company	—	—	—	—	—	$0.50	—
4607165	Highland Mining Company	—	—	—	—	—	$—	—
4608789	Highland Mining Company	—	—	—	—	—	$1.20	—
4608838	Highland Mining Company	—	—	—	—	—	$—	—
4609204	Highland Mining Company	—	—	—	—	—	$—	—
4608645	Independence Coal Co.	—	—	—	—	—	$—	—
4603755	Independence Coal Company Inc	—	—	—	—	—	$—	—
4607273	Independence Coal Company Inc	—	—	—	—	—	$—	—
4608655	Independence Coal Company Incorporated	—	—	—	—	—	$0.23	—
4603176	Independence Coal Company, Inc.	1	—	—	—	—	$0.95	—
4608549	Independence Coal Company, Inc.	—	—	—	—	—	$—	—
4608683	Independence Coal Company, Inc.	—	—	—	—	—	$—	—
4604637	Kepler Processing Company LLC	—	—	—	—	—	$—	—
4604343	Kingston Mining Inc.	7	—	—	—	—	$—	—
4608625	Kingston Mining, Inc.	24	—	—	—	—	$151.14	—
4608932	Kingston Mining, Inc.	18	—	—	—	—	$65.45	—
4608753	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4407281	Knox Creek Coal Corp	—	—	—	—	—	$—	—
4405236	Knox Creek Coal Corporation	—	—	—	—	—	$—	—
4406804	Knox Creek Coal Corporation	13	—	—	—	—	$46.15	—
4605872	Litwar Processing Company, LLC	—	—	—	—	—	$1.86	—
1505375	Long Fork Coal Company	—	—	—	—	—	$—	—
4607934	Mammoth Coal Co	—	—	—	—	—	$—	—
4609148	Mammoth Coal Co	6	—	—	—	—	$0.38	—
4603317	Mammoth Coal Co.	—	—	—	—	—	$0.20	—
4607968	Mammoth Coal Co.	—	—	—	—	—	$—	—
4608110	Mammoth Coal Co.	—	—	—	—	—	$—	—
4608159	Mammoth Coal Co.	2	—	—	—	—	$1.68	—
4609221	Mammoth Coal Co.	4	—	—	—	—	$26.47	—
4609237	Mammoth Coal Co.	—	—	—	—	—	$—	—
4609091	Marfork Coal Company	14	—	—	—	—	$101.29	—
4609092	Marfork Coal Company	2	—	—	—	—	$73.81	—
4609176	Marfork Coal Company	—	—	—	—	—	$—	—

4609376	Marfork Coal Company	—	—	—	—	—	$—	—
4608315	Marfork Coal Company Inc	7	—	—	—	—	$28.41	—
4608374	Marfork Coal Company Inc	—	—	—	—	—	$0.20	—
4608551	Marfork Coal Company Inc	1	—	—	—	—	$11.34	—
4608837	Marfork Coal Company Inc	—	—	—	—	—	$4.08	—
4609193	Marfork Coal Company Inc	—	—	—	—	—	$—	—
4609355	Marfork Coal Company Inc.	—	—	—	—	—	$—	—
4609048	Marfork Coal Company, Inc.	23	1	—	—	—	$147.44	—
1505106	Martin County Coal Corp	—	—	—	—	—	$—	—
1519235	Martin County Coal Corp	—	—	—	—	—	$—	—
1519615	Martin County Coal Corp	—	—	—	—	—	$—	—
4407087	Mill Branch Coal Corp	12	—	6	—	1	$18.43	—
4407138	Mill Branch Coal Corp	—	—	—	—	—	$—	—
4407150	Mill Branch Coal Corp	12	—	—	—	—	$104.83	—
4407262	Mill Branch Coal Corp	—	—	—	—	—	$—	—
4407052	Mill Branch Coal Corp.	17	—	—	—	—	$34.29	—
4407186	Mill Branch Coal Corporation	—	—	—	—	—	$—	—
1505215	New Ridge Mining Company	—	—	—	—	—	$—	—
1519715	North Fork Coal Corp	1	—	—	—	—	$6.83	—
1517165	North Fork Coal Corporation	—	—	—	—	—	$0.20	—
1518198	North Fork Coal Corporation	1	—	—	—	—	$0.90	—
1518732	North Fork Coal Corporation	1	—	—	—	—	$6.91	—
4603141	Omar Mining Company	—	—	—	—	—	$—	—
4407123	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407163	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407223	Paramont Coal Company Virginia LLC	20	—	—	—	—	$63.41	—
4407231	Paramont Coal Company Virginia LLC	2	—	—	—	—	$18.46	—
4407257	Paramont Coal Company Virginia LLC	—	—	—	—	—	$0.50	—
4405270	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4406929	Paramont Coal Company Virginia, LLC	14	—	—	—	—	$39.44	—
4407289	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4407290	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4407308	Paramont Coal Company Virginia, LLC	4	—	—	—	—	$0.44	—

4407322	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4407129	Paramont Coal Company Virginia, LLC.	19	—	—	—	—	$11.99	—
4407272	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	$—	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	$—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	$—	—
4603430	Performance Coal Company	—	—	—	—	—	$—	—
4608539	Performance Coal Company	—	—	—	—	—	$—	—
1504020	Peter Cave Mining Co.	—	—	—	—	—	$—	—
4403088	Pigeon Creek Processing Corporation	4	—	—	—	—	$1.27	—
4609409	Pioneer Fuel Corporation	—	—	—	—	—	$—	—
4606880	Power Mountain Coal Company	—	—	—	—	—	$—	—
4607545	Premium Energy LLC	—	—	—	—	—	$—	—
4608632	Premium Energy LLC	—	—	—	—	—	$—	—
4609195	Premium Energy LLC	—	—	—	—	—	$—	—
4609475	Republic Energy	—	—	—	—	—	$1.20	—
4609114	Republic Energy Inc	—	—	—	—	—	$—	—
4609026	Republic Energy Inc.	1	—	—	—	—	$0.56	—
4609054	Republic Energy, Inc	1	—	—	—	—	$3.58	—
4603181	Republic Energy, INC.	—	—	—	—	—	$—	—
3608349	River Processing Corporation	—	—	—	—	—	$—	—
4605368	Road Fork Development Company Inc.	—	—	—	—	—	$—	—
4605121	Rockspring Development Inc	21	—	—	—	—	$89.33	—
4608030	Rockspring Development Inc	2	—	—	—	—	$0.10	—
4608008	Rockspring Development, Inc.	—	—	—	—	—	$—	—
4609089	Rum Creek Coal Sales	—	—	—	—	—	$—	—
4608279	Rum Creek Coal Sales, Inc.	—	—	—	—	—	$—	—
1509724	Sidney Coal Company Inc	—	—	—	—	—	$0.81	—
1518381	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1511654	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—
1519097	Sidney Coal Company, Inc.	9	—	—	—	—	$33.69	—
1519180	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—
4609269	Spartan Mining Co.	—	—	—	—	—	$—	—
4608808	Spartan Mining Co., Inc.	4	—	—	—	—	$19.53	—
4601544	Spartan Mining Company	23	—	—	—	—	$16.06	—
4609391	Spartan Mining Company	—	—	—	—	—	$—	—

4603933	Spartan Mining Company Inc.	—	—	—	—	—	$—	—
4609238	Spartan Mining Company Inc.	—	—	—	—	—	$—	—
4609254	Spartan Mining Company Inc.	—	—	—	—	—	$—	—
4602515	Stirrat Coal Company	—	—	—	—	—	$—	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4606532	Trace Creek Coal Company	—	—	—	—	—	$—	—
4403658	Twin Star Mining, Inc.	—	—	—	—	—	$0.61	—
4403929	Twin Star Mining, Inc.	—	—	—	—	—	$0.40	—
4608365	White Buck Coal Company	—	—	—	—	—	$—	—
4609266	White Buck Coal Company	—	—	—	—	—	$0.22	—

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Act, we include the following table that sets forth a list of legal actions pending before the Federal Mine Safety and Health Review Commission, including the Administrative Law Judges thereof, pursuant to the Mine Act, and other required information, for each of our subsidiaries that is a coal mine operator, by individual mine including legal actions and other required information.

MSHA Mine ID	Operator	MSHA Pending Legal Actions (as of last day of reporting period) (2) (3)	New MSHA Dockets commenced during reporting period (3)	MSHA dockets which final orders where entered (not appealed) during reporting period	Contests of Citations/ Orders referenced in Subpart B, 29CFR Part 2700	Contests of Proposed Penalties referenced in Subpart C, 29CFR Part 2700 (3)	Complaints for compensation referenced in Subpart D, 29CFR Part 2700	Complaints for discharge, discrimination, or interference referenced in Subpart E, 29CFR Part 2700	Applications for temporary relief referenced in Subpart F 29CFR Part 2700	Appeals of judges' decisions or orders to FMSHRC referenced in Subpart H 29CFR Part 2700
4606870	Alex Energy Inc	—	—	1	—	—	—	—	—	—
4608787	Alex Energy Inc	3	—	—	—	3	—	—	—	—
4608977	Alex Energy Inc	2	1	—	—	2	—	—	—	—
4609283	Alex Energy Inc	—	—	—	—	—	—	—	—	—
4607537	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4608961	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4609242	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4800732	Alpha Coal West, Inc.	—	—	—	—	—	—	—	—	—
4801078	Alpha Coal West, Inc.	1	—	—	—	1	—	—	—	—
4607897	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4608019	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4609299	Aracoma Coal Company	2	—	—	—	2	—	—	—	—
4609361	Aracoma Coal Company	—	—	1	—	—	—	—	—	—
4608224	Aracoma Coal Company Inc	—	—	—	—	—	—	—	—	—
4608801	Aracoma Coal Company Inc	10	—	9	—	10	—	—	—	—
4608802	Aracoma Coal Company Inc	2	—	1	—	2	—	—	—	—
4605086	Bandmill Coal Corp	1	—	—	—	1	—	—	—	—
4608263	Bandmill Coal Corp	—	—	—	—	—	—	—	—	—
4605992	Black Castle Mining Company, Inc.	—	—	—	—	—	—	—	—	—
4607938	Black Castle Mining Company, Inc.	—	—	—	—	—	—	—	—	—
4609244	Black Castle Mining Company, Inc.	—	—	—	—	—	—	—	—	—
4606045	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4608218	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4608885	Brooks Run Mining Company LLC	4	2	1	1	3	—	—	—	—
4609036	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609055	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609126	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609130	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609133	Brooks Run Mining Company LLC	1	1	—	—	1	—	—	—	—
4609134	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609247	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609351	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609353	Brooks Run Mining Company LLC	3	1	—	1	2	—	—	—	—
4606213	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609371	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4606263	Brooks Run South Mining, LLC	19	—	10	12	7	—	—	—	—
4607985	Brooks Run South Mining, LLC	—	—	—	—	—	—	—	—	—
4608730	Brooks Run South Mining, LLC	—	—	—	—	—	—	—	—	—
4609066	Brooks Run South Mining, LLC	—	—	1	—	—	—	—	—	—
4609301	Brooks Run South Mining, LLC	1	—	—	—	1	—	—	—	—
4609348	Brooks Run South Mining, LLC	2	—	—	—	2	—	—	—	—
4609387	Brooks Run South Mining, LLC	3	—	1	1	2	—	—	—	—

4608829	Brooks Run South Mining,LLC	—	—	—	—	—	—	—	—	—
1519446	Cave Spur Coal, LLC	—	—	—	—	—	—	—	—	—
1510753	Clean Energy Mining Co.	2	—	—	—	—	—	—	—	2
1517935	Clean Energy Mining Co.	—	—	—	—	—	—	—	—	—
1518423	Coalgood Energy Co	—	—	—	—	—	—	—	—	—
1519308	Coalgood Energy Co	—	—	—	—	—	—	—	—	—
1519360	Coalgood Energy Co	—	—	—	—	—	—	—	—	—
4607484	Cobra Natural Resources LLC	—	—	—	—	—	—	—	—	—
3609744	Coral Energy Services LLC	—	—	—	—	—	—	—	—	—
3605018	Cumberland Coal Resources LP	31	4	6	10	20	—	1	—	—
4605649	Delbarton Mining Company	—	—	—	—	—	—	—	—	—
4406864	Dickenson-Russell Coal Co LLC	33	2	—	20	13	—	—	—	—
4407146	Dickenson-Russell Coal Co LLC	1	—	—	—	1	—	—	—	—
4405311	Dickenson-Russell Coal Co., LLC	1	1	1	—	1	—	—	—	—
4400271	Dickenson-Russell Coal Company LLC	—	—	—	—	—	—	—	—	—
4402277	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	—	—	—	—
4406444	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	—	—	—	—
4607711	Eagle Energy Inc	—	—	—	—	—	—	—	—	—
4609163	Elk Run Coal Company	58	12	6	48	10	—	—	—	—
4609293	Elk Run Coal Company	3	1	3	—	3	—	—	—	—
4606188	Elk Run Coal Company Inc	1	1	—	—	1	—	—	—	—
4607009	Elk Run Coal Company Inc	6	2	2	—	6	—	—	—	—
4608108	Elk Run Coal Company Inc	—	—	—	—	—	—	—	—	—
4608384	Elk Run Coal Company Inc	13	2	1	3	10	—	—	—	—
4608402	Elk Run Coal Company Inc	—	—	—	—	—	—	—	—	—
4608479	Elk Run Coal Company Inc	—	—	—	—	—	—	—	—	—
4608553	Elk Run Coal Company Inc	3	1	5	—	3	—	—	—	—
4608599	Elk Run Coal Company Inc	—	—	—	—	—	—	—	—	—
4608923	Elk Run Coal Company Inc	—	—	—	—	—	—	—	—	—
4609022	Elk Run Coal Company, Inc.	—	—	—	—	—	—	—	—	—
3605466	Emerald Coal Resources LP	15	6	23	4	7	—	2	—	2
1511121	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
1518507	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
1519116	Enterprise Mining Company LLC	4	3	1	—	4	—	—	—	—
1507082	Freedom Energy Mining Company	—	—	—	—	—	—	—	—	—
3609741	Freeport Mining, LLC	—	—	—	—	—	—	—	—	—
4605317	Goals Coal Company	—	—	—	—	—	—	—	—	—
4603202	Green Valley Coal Company	—	—	—	—	—	—	—	—	—
4601602	Greyeagle Coal Company	—	—	—	—	—	—	—	—	—
4607950	Greyeagle Coal Company	—	—	—	—	—	—	—	—	—
4405815	Guest Mountain Mining Corporation	—	—	—	—	—	—	—	—	—
4407251	Guest Mountain Mining Corporation	—	—	—	—	—	—	—	—	—
4609347	Hazy Ridge Coal Company	—	—	—	—	—	—	—	—	—
4603158	Herndon Processing Company LLC	—	—	—	—	—	—	—	—	—
4604669	Highland Mining Company	—	—	—	—	—	—	—	—	—
4606558	Highland Mining Company	—	—	—	—	—	—	—	—	—
4607165	Highland Mining Company	—	—	—	—	—	—	—	—	—
4608693	Highland Mining Company	—	—	—	—	—	—	—	—	—
4608789	Highland Mining Company	1	—	1	—	1	—	—	—	—
4608838	Highland Mining Company	—	—	1	—	—	—	—	—	—
4609204	Highland Mining Company	—	—	1	—	—	—	—	—	—
4608935	Independence Coal	—	—	—	—	—	—	—	—	—
4608645	Independence Coal Co.	3	—	—	3	—	—	—	—	—
4609328	Independence Coal Company	—	—	—	—	—	—	—	—	—
4603755	Independence Coal Company Inc	3	—	—	—	2	—	1	—	—
4607273	Independence Coal Company Inc	2	—	—	1	1	—	—	—	—
4608700	Independence Coal Company Inc	—	—	—	—	—	—	—	—	—
4608735	Independence Coal Company Inc	—	—	—	—	—	—	—	—	—
4608844	Independence Coal Company Inc	—	—	—	—	—	—	—	—	—
4608933	Independence Coal Company Inc	—	—	—	—	—	—	—	—	—

4608655	Independence Coal Company Incorporated	—	—	—	—	—	—	—	—	—
4603176	Independence Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4608549	Independence Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4608683	Independence Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4604637	Kepler Processing Company LLC	—	—	1	—	—	—	—	—	—
4604343	Kingston Mining Inc.	1	—	—	—	1	—	—	—	—
4608625	Kingston Mining, Inc.	13	2	2	—	13	—	—	—	—
4608932	Kingston Mining, Inc.	23	6	6	4	14	—	5	—	—
4608751	Kingwood Mining Company LLC	1	—	—	—	1	—	—	—	—
4608753	Kingwood Mining Company LLC	—	—	—	—	—	—	—	—	—
4407281	Knox Creek Coal Corp	—	—	—	—	—	—	—	—	—
4407180	Knox Creek Coal Corp.	—	—	—	—	—	—	—	—	—
4405236	Knox Creek Coal Corporation	1	—	2	—	1	—	—	—	—
4406804	Knox Creek Coal Corporation	29	5	2	10	18	—	1	—	—
4605872	Litwar Processing Company, LLC	1	—	1	—	1	—	—	—	—
1505375	Long Fork Coal Company	—	—	—	—	—	—	—	—	—
4607934	Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4609148	Mammoth Coal Co	1	—	1	—	1	—	—	—	—
4609275	Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4603317	Mammoth Coal Co.	—	—	—	—	—	—	—	—	—
4606051	Mammoth Coal Co.	—	—	—	—	—	—	—	—	—
4607968	Mammoth Coal Co.	—	—	—	—	—	—	—	—	—
4608110	Mammoth Coal Co.	—	—	—	—	—	—	—	—	—
4608159	Mammoth Coal Co.	—	—	—	—	—	—	—	—	—
4609108	Mammoth Coal Co.	—	—	—	—	—	—	—	—	—
4609221	Mammoth Coal Co.	7	—	10	2	5	—	—	—	—
4609237	Mammoth Coal Co.	3	—	1	—	3	—	—	—	—
4609119	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4609164	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4609091	Marfork Coal Company	8	1	6	—	8	—	—	—	—
4609092	Marfork Coal Company	5	—	5	—	5	—	—	—	—
4609176	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609212	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609376	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4608297	Marfork Coal Company Inc	—	—	—	—	—	—	—	—	—
4608315	Marfork Coal Company Inc	18	4	1	2	16	—	—	—	—
4608374	Marfork Coal Company Inc	4	1	—	—	4	—	—	—	—
4608551	Marfork Coal Company Inc	12	1	1	—	11	—	1	—	—
4608837	Marfork Coal Company Inc	4	—	3	—	4	—	—	—	—
4608856	Marfork Coal Company Inc	—	—	—	—	—	—	—	—	—
4609193	Marfork Coal Company Inc	—	—	—	—	—	—	—	—	—
4609240	Marfork Coal Company Inc	—	—	—	—	—	—	—	—	—
4609355	Marfork Coal Company Inc.	—	—	—	—	—	—	—	—	—
4609048	Marfork Coal Company, Inc.	15	2	—	—	15	—	—	—	—
4609090	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609199	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1518452	Martin County Coal	—	—	—	—	—	—	—	—	—
1519193	Martin County Coal	—	—	—	—	—	—	—	—	—
1505106	Martin County Coal Corp	—	—	—	—	—	—	—	—	—
1511005	Martin County Coal Corp	—	—	—	—	—	—	—	—	—
1519235	Martin County Coal Corp	—	—	—	—	—	—	—	—	—
1519472	Martin County Coal Corp	—	—	—	—	—	—	—	—	—
1519553	Martin County Coal Corp	—	—	—	—	—	—	—	—	—
1519595	Martin County Coal Corp	—	—	—	—	—	—	—	—	—
1519615	Martin County Coal Corp	—	—	—	—	—	—	—	—	—
1519531	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
4407170	Meadow Branch Mining Corporation	—	—	—	—	—	—	—	—	—
4405559	Mill Branch Coal Corp	—	—	—	—	—	—	—	—	—
4407087	Mill Branch Coal Corp	12	6	3	2	10	—	—	—	—
4407127	Mill Branch Coal Corp	—	—	—	—	—	—	—	—	—
4407138	Mill Branch Coal Corp	1	—	—	—	1	—	—	—	—
4407150	Mill Branch Coal Corp	11	4	6	—	11	—	—	—	—

4407262	Mill Branch Coal Corp	—	—	—	—	—	—	—	—	—
4407052	Mill Branch Coal Corp.	15	3	6	—	15	—	—	—	—
4407186	Mill Branch Coal Corporation	—	—	—	—	—	—	—	—	—
4407189	Mill Branch Coal Corporation	15	—	—	—	6	—	—	—	9
1519382	Mt. Sterling Energy Mining	—	—	—	—	—	—	—	—	—
1505215	New Ridge Mining Company	—	—	—	—	—	—	—	—	—
4407256	Nine Mile Spur, LLC	—	—	—	—	—	—	—	—	—
1519715	North Fork Coal Corp	2	1	—	—	2	—	—	—	—
1517165	North Fork Coal Corporation	—	—	—	—	—	—	—	—	—
1518198	North Fork Coal Corporation	1	—	—	—	1	—	—	—	—
1518340	North Fork Coal Corporation	1	—	1	—	—	—	1	—	1
1518732	North Fork Coal Corporation	—	—	—	—	—	—	—	—	—
1519666	North Fork Coal Corporation	1	—	—	1	—	—	—	—	—
1518241	North Fork Coal Corporation	—	—	—	—	—	—	—	—	—
1519418	North Fork Coal Corporation	—	—	—	—	—	—	—	—	—
4603141	Omar Mining Company	—	—	—	—	—	—	—	—	—
1516011	Panther Mining LLC	—	—	—	—	—	—	—	—	—
1519063	Panther Mining, LLC	—	—	—	—	—	—	—	—	—
4406949	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407123	Paramont Coal Company Virginia LLC	4	—	—	2	2	—	—	—	—
4407163	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407190	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407223	Paramont Coal Company Virginia LLC	13	4	4	1	12	—	—	—	—
4407231	Paramont Coal Company Virginia LLC	7	3	1	—	7	—	—	—	—
4407257	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4405270	Paramont Coal Company Virginia, LLC	—	—	1	—	—	—	—	—	—
4406929	Paramont Coal Company Virginia, LLC	26	3	3	17	9	—	—	—	—
4407232	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407289	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407290	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407308	Paramont Coal Company Virginia, LLC	2	1	—	1	1	—	—	—	—
4407322	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407092	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	—	—	—	—
4407129	Paramont Coal Company Virginia, LLC.	7	5	1	1	6	—	—	—	—
4407272	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	—	—	—	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	—	—	—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	—	—	—	—
4603430	Performance Coal Company	—	—	—	—	—	—	—	—	—
4608436	Performance Coal Company	—	—	—	—	—	—	—	—	—
4608539	Performance Coal Company	—	—	—	—	—	—	—	—	—
1504020	Peter Cave Mining Co.	—	—	—	—	—	—	—	—	—
4403088	Pigeon Creek Processing Corporation	3	2	3	—	3	—	—	—	—
4609409	Pioneer Fuel Corporation	—	—	1	—	—	—	—	—	—
4606880	Power Mountain Coal Company	—	—	—	—	—	—	—	—	—
4607545	Premium Energy LLC	—	—	—	—	—	—	—	—	—
4609195	Premium Energy LLC	—	—	—	—	—	—	—	—	—
4608632	Premium Energy LLC	—	—	—	—	—	—	—	—	—
4609475	Republic Energy	1	1	—	—	1	—	—	—	—
4609114	Republic Energy Inc	—	—	—	—	—	—	—	—	—
4609026	Republic Energy Inc.	1	—	—	—	1	—	—	—	—
4609054	Republic Energy, Inc	2	2	2	—	2	—	—	—	—
4603181	Republic Energy, INC.	—	—	—	—	—	—	—	—	—
3608349	River Processing Corporation	—	—	—	—	—	—	—	—	—
4609356	Riverside Energy Company LLC	—	—	—	—	—	—	—	—	—

4608048	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4609251	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
1519270	Road Fork Development Company Inc.	—	—	—	—	—	—	—	—	—
4605368	Road Fork Development Company Inc.	—	—	—	—	—	—	—	—	—
1519453	Road Fork Development Company, Inc	—	—	—	—	—	—	—	—	—
1517651	Rockhouse Energy Mining	1	—	1	—	1	—	—	—	—
4605121	Rockspring Development Inc	21	4	9	7	14	—	—	—	—
4608030	Rockspring Development Inc	—	—	—	—	—	—	—	—	—
4608008	Rockspring Development, Inc.	—	—	—	—	—	—	—	—	—
4609089	Rum Creek Coal Sales	—	—	1	—	—	—	—	—	—
4609364	Rum Creek Coal Sales Inc	—	—	—	—	—	—	—	—	—
4608279	Rum Creek Coal Sales, Inc.	—	—	—	—	—	—	—	—	—
1509724	Sidney Coal Company Inc	2	—	—	—	2	—	—	—	—
1518378	Sidney Coal Company Inc	—	—	—	—	—	—	—	—	—
1518381	Sidney Coal Company Inc	1	—	—	—	1	—	—	—	—
1518380	Sidney Coal Company, Inc	—	—	—	—	—	—	—	—	—
1518390	Sidney Coal Company, Inc	—	—	—	—	—	—	—	—	—
1511654	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1518950	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1519097	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1519180	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1519247	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1507475	Solid Energy Mining Company	—	—	—	—	—	—	—	—	—
4609085	Spartan Mining Co dba Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4609269	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4608808	Spartan Mining Co., Inc.	7	—	3	—	7	—	—	—	—
4601544	Spartan Mining Company	25	1	21	11	14	—	—	—	—
4608387	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4608513	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4608806	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609045	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609095	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609263	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609391	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4608738	Spartan Mining Company Inc	—	—	—	—	—	—	—	—	—
4609165	Spartan Mining Company Inc	—	—	—	—	—	—	—	—	—
4603933	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609238	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609254	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609270	Spartan Mining Company Incorporated	—	—	—	—	—	—	—	—	—
1518869	Stillhouse Mining, LLC	—	—	—	—	—	—	—	—	—
4602515	Stirrat Coal Company	—	—	—	—	—	—	—	—	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	—	—	—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	—	—	—	—
4606532	Trace Creek Coal Company	—	—	—	—	—	—	—	—	—
4607302	Twin Star Mining Inc	—	—	—	—	—	—	—	—	—
4403658	Twin Star Mining, Inc.	—	—	—	—	—	—	—	—	—
4403929	Twin Star Mining, Inc.	—	—	—	—	—	—	—	—	—
4608365	White Buck Coal Company	2	—	—	1	1	—	—	—	—
4609266	White Buck Coal Company	—	—	—	—	—	—	—	—	—

(1) The MSHA proposed assessments issued during the current reporting period do not necessarily relate to the citations or orders issued by MSHA during the current reporting period or to the pending Legal Actions reported herein.

(2) The Legal Actions include matters which were initiated prior to the current reporting period and which do not necessarily relate to the citations, orders or proposed assessments issued by MSHA during the current reporting period. All of the Legal Actions, except those filed under Subparts E and F of 29 CFR Part 2700, were initiated by us to contest citations, orders or proposed assessments issued by MSHA, and if we are successful, may result in reduction or dismissal of those citations, orders or assessments.

(3) During the reporting period, mines operated by our subsidiary AMFIRE Mining Company, LLC (“AMFIRE”) received a combined total Dollar Value of Proposed Civil Penalty Assessments of $11,344. AMFIRE also had 7 MSHA pending Legal Actions (as of the last day of the reporting period), including 2 New MHSA Dockets commenced during the reporting period and 7 Contests of Proposed Penalties referenced in Subpart C, 29 CFR Part 2700. AMFIRE conveyed all of the subject mines to an unrelated party in December 2014 and was not the operator of these mines at any time during the reporting period.